Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Drinks Americas Holdings, Ltd. (the "Company") on Form 10-QSB/A for the fiscal quarter ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Patrick Kenny, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

April 17, 2007



/s/ J. Patrick Kenny
-----------------------
J. Patrick Kenny
President and Chief
Executive Officer